Pagaya Closes Upsized $500 Million 8.875% Senior Unsecured Notes Offering, Signaling Strong Investor Confidence ● 5x oversubscribed transaction reflects robust investor interest in Pagaya as one of the first fintechs to access the senior notes market ● Refinancing transaction materially lowers cost of capital, enhances capital efficiency, while maintaining generally flat net leverage NEW YORK – July 28, 2025 – Pagaya Technologies Ltd. NASDAQ PGY (“Pagayaˮ or the “Companyˮ), a global technology company delivering AI-driven product solutions for the financial ecosystem, today announced the successful closing of its upsized offering of $500 million of 8.875% senior unsecured notes due 2030 (the “notesˮ). Net proceeds from the offering will be used primarily to refinance the existing higher-cost term loan and other secured borrowings. The transaction marks a significant milestone in Pagayaʼs evolution as a public company, establishing it as one of the first fintechs to access the high-yield unsecured debt markets. Backed by strong demand from many of the worldʼs leading institutional investors, the deal was upsized and approximately 5 times oversubscribed. “Executing a $500 million high-yield offering with significant investor demand is a milestone that reflects the strength of our financial profile and the institutional support of our platform,ˮ said Gal Krubiner, Co-Founder and CEO of Pagaya. “This achievement strengthens our ability to scale, drive sustained profitability, and deliver long-term shareholder value.ˮ By refinancing legacy debt and eliminating associated debt amortization, Pagaya further improves its GAAP Net Income profitability and expects to generate approximately $40 million of annualized cash flow savings, based on first quarter 2025 performance, resulting from the following: $30 million in reduced debt amortization (a portion of the annualized first quarter 2025 payments made to secured borrowings and long-term debt) and approximately $12 million in annual interest expense reduction. The transaction is expected to lower Pagayaʼs cost of debt by nearly 200 basis points, while maintaining generally flat net leverage. This offering builds on Pagayaʼs capital strategy, establishing repeatable access to public debt markets, enhancing capital flexibility, and broadening its long-term investor base. The Company is now rated by all three major credit agencies: S&P, Moodyʼs, and Fitch. “This transaction is the result of our disciplined financial strategy designed to strengthen our financial foundation, accelerate profitability, and unlock shareholder value,ˮ said Evangelos Perros, CFO of Pagaya. “By replacing higher cost secured debt with long term unsecured capital, we are improving our operating leverage, cash generation, and strategic positioning in the marketplace.ˮ About Pagaya Technologies Pagaya NASDAQ PGY is a global technology company making life-changing financial products and services available to more people nationwide, as it reshapes the financial services ecosystem. By using machine learning, a vast data network and an AI-driven approach, Pagaya provides comprehensive consumer credit and residential real estate products for its partners, their customers, and investors. Its proprietary API and capital solutions integrate into its network of partners to deliver seamless user experiences and greater access to the mainstream economy. Pagaya has offices in New York and Tel Aviv. Cautionary Note About Forward-Looking Statements This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. These forward-looking statements give our expectations or forecasts of future events and can generally be identified by the words “anticipate,ˮ “believe,ˮ “continue,ˮ “can,ˮ “could,ˮ “estimate,ˮ “expect,ˮ “intend,ˮ “may,ˮ “opportunity,ˮ “future,ˮ “strategy,ˮ “might,ˮ “outlook,ˮ “plan,ˮ “possible,ˮ “potential,ˮ “predict,ˮ “project,ˮ “should,ˮ “strive,ˮ “will,ˮ “would,ˮ “will be,ˮ “will continue,ˮ “will likely result,ˮ and similar expressions. All statements other than statements of historical fact are forward-looking statements, including statements regarding the expected benefits of the notes offering. Actual results may differ from those set forth in this press release due to the risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the offering and the other risks and uncertainties described in the Companyʼs filings with the SEC, included under the heading “Risk Factorsˮ in the Companyʼs Annual Report on Form 10K and any subsequent filings with the SEC. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These forward-looking statements reflect the Company's views with respect to future events as of the date hereof and are based on assumptions and subject to risks and uncertainties. The Company cannot provide any assurances regarding its ability to effectively apply the net proceeds of the offering or achieve the benefits described in this press release. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. The forward-looking statements are made as of the date hereof, reflect the Companyʼs current beliefs and are based on information currently available as of the date they are made, and the Company assumes no obligation and does not intend to update these forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Contacts Investors & Analysts ir@pagaya.com Media & Press press@pagaya.com